Exhibit 99.1

 Annual Shareholder MeetingMay 6, 2014  HickoryTech Corporationdoing business as

 Certain statements and projections of future results made in this presentation constitute forward-looking information that is based on current market, competitive and regulatory expectations that involve risk and uncertainty. Except to the extent required by law, we undertake no obligation to update publicly any forward-looking statement after this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. See our latest Forms 10-K and 10-Q for a discussion of risk factors as they relate to forward-looking statements. Today’s presentation includes certain non-GAAP financial measures. You are directed to our website at http://investor.hickorytech.comfor a reconciliation of these measures.   Safe Harbor Statement

 Diane DewbreyBoard Chair  Welcome

 Business MeetingCompany UpdateQuestions  Agenda

 Board of Directors

 Proposals

 John FinkeEnventis President and CEO   Company Update

 Executive Team

 Transformation

 Transformation

 Transformation

 1898  Mankato Citizens Telephone Company  1998  2014  Fargo-basedacquisition  2012  2006  2009  CP Telecom acquisition  2001  CLEC & ISP Expansion  Enventis acquisition  Digital TV Services  Transformation  Unified Brand  Cloud Services expansion  2010  Fiber network expansion

 Employees  520  2013 Revenue  $189M  ENVE*65+ yrs of Dividends  NASDAQ  Years in Service  116  Regional Fiber Network  4,200fiber route miles  Business and Broadband Provider  2013 EBITDA  $47M  Enventis Today…  * Company’s future stock ticker symbol

 Communicates the “new” Enventis as a leading, regional communications providerSimplifies public, investor, customer and employee communicationsRealizes full value of brand and marketing investments   Corporation and services aligned under one brand  Enventis – Unified Brand

 Enventis Video

 2013 Revenue$189 M  Strategic Revenue Growth  Business & Broadband*  Legacy Telecom  2006 Revenue$133 M  5.2%  *Broadband revenue is included in Telecom Segment; Legacy Telecom includes all Telecom Segment revenue except broadband revenue

 EBITDA Diversification  Fiber & Data  Telecom, Corp Other  Equipment  2013 EBITDA$47 M  2006 EBITDA$34 M  4.7%

Target Regions, Fiber Network


MINNESOTA
St. Cloud
Eau Claire
Sioux Falls
IOWA
Des Moines

4,200 fiber route miles

- Fargo, North Dakota
- Northern Minnesota
- Minneapolis-St. Paul
- Southern Minnesota
- Northwest Iowa
- Des Moines, Iowa

Fiber Access Networks  Improves customer experienceCreates capital and operational efficienciesProduces higher margins  Targeted Edge-Out Fiber Expansion Strategy  Long-haul network  Fiber Access Network

 Enventis Cloud Services  ReliableScalableSimple

 Diverse Customer Base  Extensive Service and Product Portfolio

 David ChristensenSr. Vice President and Chief Financial Officer  Financial Overview

 1898  Mankato Citizens Telephone Company  1998  2013  Fargo, NDIdeaOne expansion  2012  2006  2009  CP Telecom acquisition  2005  CLEC & ISP Expansion  Enventis acquisition  Transformation  1997

 EBITDA  ($ in millions)  Revenue and Earnings  4.1%  Revenue  $56 million Revenue growth  $13 million EBITDA growth

 Debt to EBITDA4.2 x  Debt to EBITDA 2.8 x  ($ in millions)Net Debt subtracts cash balance from outstanding debt.  Debt following historical patterns of decline, improving shareholder value  Debt Management

 ($ in millions)  Cash balance of $8 M 12/31/13  Free Cash Flow: $9.5 M  Dividend Payout: 83% of FCF  2013 Free Cash Flow

 More than 65 years of dividend payments  Shareholder Dividends  ($ rounded to nearest cent)

 Stock Total Return  Comparison of 1-year cumulative total return  Peer index includes: LMOS, CNSL, FRT, CTL, WIN

 Stock Total Return  Comparison of 8-year cumulative total return  Peer index includes: LMOS, CNSL, FRT, CTL, WIN

 Key Strategic Initiatives  Growth through organic and strategic initiatives

 Enventis Investment Strengths  Cash Flow  Growing EBITDAStrong Balance Sheet  Dividend Return  65+ years Dividend Return  Growth Goal  116-years of Financial StabilityAdaptable and Progressive   Proven Record  Diversified Revenue Shareholder Value

 enventis.com  NASDAQ: ENVE  Thank You

 Appendix  Reconciliation of Non-GAAP Measures

 Appendix  Reconciliation of Non-GAAP Measures

 Appendix  Reconciliation of Non-GAAP Measures

 Appendix  Reconciliation of Non-GAAP Measures